As filed with the Securities and Exchange Commission on February 18, 2025

Securities Act Registration No. 333-234544

Investment Company Act Registration No. 811-23439

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 223	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 225	☒

ETF OPPORTUNITIES TRUST

(Exact Name of Registrant as Specified in Charter)

Karen Shupe
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
(804) 267-7400

(Address and Telephone Number of Principal Executive Offices)

 The Corporation Trust Co.

Corporation Trust Center

 209 Orange St.

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copy to:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	__________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SMI 3Fourteen REAL Asset Allocation ETF

PROSPECTUS

February 18, 2025

This prospectus describes the SMI 3Fourteen REAL Asset Allocation ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
SMI 3Fourteen REAL Asset Allocation ETF	RAA	NASDAQ Stock Market®

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – SMI 3Fourteen REAL Asset Allocation ETF

Investment Objective

The SMI 3Fourteen REAL Asset Allocation ETF (the “Fund”) seeks Total return. Total return is comprised of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1) Distribution (12b-1) and Service Fees	0.81% 0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.08%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers and/or Expense Reimbursements(4)	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%

(1)	Under the Investment Advisory Agreement, 3Fourteen & SMI Advisory Services, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

(3)	Acquired Fund Fees and Expenses are estimated for the Fund’s initial fiscal year.

(4)	The Adviser has contractually agreed to waive its management fee up to a maximum of 4 basis points (bps) to the extent necessary to offset the proportionate share of Acquired Fund Fees and Expenses (“AFFE”) incurred by the Fund until March 1, 2026 and the Adviser may not terminate this arrangement prior to that date. The Board of Trustees may terminate this agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
SMI 3Fourteen REAL Asset Allocation ETF	$87	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund is actively managed and allocates its portfolio assets among three asset categories – stocks, bonds, and alternatives. Portfolio assets are chosen using the REAL Asset Allocation (“RAA”) strategy developed by an affiliate of the Adviser, 3Fourteen Research, LLC (“3Fourteen Research”). The RAA strategy is based on a proprietary model that dynamically allocates the portfolio into three broad categories of asset classes: Stocks, Bonds, and Alternatives. All allocations are reassessed monthly. The RAA strategy is used to create a model portfolio of assets (the “Model”), which is published in a monthly newsletter issued by 3Fourteen Research and is available to subscribers to 3Fourteen Research’s newsletter, including the Adviser. The Model is used by the Adviser to create the Fund’s portfolio of assets. Each month, when the Model is updated, the Fund’s portfolio will be rebalanced and the Adviser will use its discretion regarding additional rebalancing during the month. At the Adviser’s discretion, the implementation of the Model with respect to the Fund may or may not vary from 3Fourteen Research’s published version of the Model in the following ways: the number of securities owned, the security types, asset class allocation and the timing of buys and sells for the Fund. Potential reasons for deviation from the Model may include, but are not limited to, compliance to concentration limits imposed by the Investment Company Act of 1940 (the “1940 Act”), and atypical volatility of a stock immediately after the Model has been published. The REAL acronym used to describe the RAA strategy stands for desired characteristics of the strategy – Robust, Expanded exposure, Active, and Low volatility – and is not a reference to any particular asset class.

The Fund’s portfolio weightings will generally be as set forth below. However, the allocations to each asset class may vary over time and range from 0% to 80% depending on prevailing market conditions as determined by the Adviser.

●	50% Equities (“Stocks”)
●	30% Fixed Income (“Bonds”)
●	20% Alternatives

This high-level allocation to each of the three asset categories (Stocks, Bonds, and Alternatives) is not static and will vary based on category volatility, market conditions and the application of the Model by the Adviser.

The Model then identifies its allocation to the securities (and their weightings) within the three categories by using a proprietary trend-following framework, which analyzes the price trends of assets across multiple timeframes using regression trendlines. This process ranks assets based on trend strength, duration, and potential for mean reversion, providing a comprehensive view of each asset’s market behavior. While a pure trend rank will overweight positively trending assets, the Model also takes risk into consideration as weightings are determined. The Model’s multi-layered approach strives to allow the Fund to capitalize on prevailing market trends while managing volatility. By overweighting assets with strong trends and reducing exposure to high-volatility assets, the Fund seeks to provide superior long-term returns while maintaining risk-adjusted performance.

The Fund may invest directly in individual securities within these asset classes or in investment companies, exchange-traded funds, and exchange-traded products (“ETFs” or “Underlying Funds”) with exposure to those asset classes. Normally, approximately 50% of the Fund’s portfolio will be in Underlying Funds but this can change if Underlying Funds demonstrate superior or inferior performance, or if the Adviser determines that it is more efficient to invest directly in a particular asset than through an Underlying Fund.

Within each broad category, the Fund obtains its exposure to the particular asset classes by investing in the instruments listed below.

In the Stocks category are:

●	U.S. Equities– The Fund may invest in the common stock of companies or investment companies and exchange-traded products (“Underlying Funds”) that invest primarily in the common stock of companies in the United States. The Fund and Underlying Funds may invest in companies that have any market capitalization. The Fund may also invest in Underlying Funds that utilize derivatives, such as investing in futures contracts.

●	International Equities –The Fund may invest in the common stock (or equivalent) of companies or Underlying Funds that invest primarily in the common stock (or equivalent interest) of companies outside the United States, including issuers in emerging market countries. The Fund and Underlying Funds may invest in companies that have any market capitalization. The Fund may also invest in Underlying Funds that utilize derivatives, such as investing in futures contracts.

In the Bonds category are:

●	Fixed Income Securities – The Fund may invest in Underlying Funds that invest primarily in fixed-income securities, of varying maturities and credit qualities, including high-risk debt securities (or junk bonds). There are no limits on the level of investment in which an Underlying Fund may invest with respect to high-risk debt securities, and there is no average weighted maturity of the securities in which an Underlying Fund must invest. The Underlying Funds may invest in fixed-income securities denominated in foreign currencies. The Fund may invest directly in all U.S. Treasury securities, including Treasury Inflation-Protected Securities (TIPS).

●	Cash and cash equivalents – The Fund may invest in short-term cash instruments, including U.S. Treasury securities, repurchase agreements, short-term debt instruments, money market deposit accounts, and money market funds and ETFs that focus on investing in the preceding.

In the Alternatives category are:

●	Commodities – The Fund will not invest directly in physical commodities. The Fund may invest in Underlying Funds that invest in commodities, including but not limited to, the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors. These include, but not limited to, oil, natural gas, and gasoline, and other commodity/precious metal-related companies. The Fund may also invest in PFICs (Passive Foreign Investment Company) that invest in commodities.

●	Energy – The Fund may invest directly or in Underlying Funds that invest in securities of energy companies.

●	Real Estate – The Fund may invest in Underlying Funds that invest in real estate investment trusts (“REITs”). The Fund may also invest directly in REITs.

●	Cryptocurrency – The Fund may invest in Underlying Funds that have exposure to cryptocurrency, including Bitcoin. Exposure will normally be capped at 5% of the Fund’s assets at time of purchase.

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●	Traditional Alternative Investments – The Fund may invest in Underlying Funds that use alternative strategies. Alternative strategies may include, but are not limited to, strategies such as Managed Futures, Long/Short, Market Neutral, Global Macro, Trend-Following, Merger Arbitrage, Convertible Arbitrage, and Event-driven. The Fund will not invest in private funds and will not engage directly in alternative strategies. An Underlying Fund may use one or a combination of such strategies. A brief description of some alternative strategies follows:

○	Managed Futures is a trend-following strategy that trades across a wide array of markets (commodities, currencies, stocks, and fixed income).

○	A Long/Short Strategy is an investment strategy that seeks to take a long position in underpriced stocks while selling short, overpriced shares. It augments traditional long-only investing by taking advantage of profit opportunities from securities identified as both undervalued and overvalued.

○	A Market Neutral Strategy seeks to profit regardless of an upward or downward market environment, typically through paired long and short positions or derivatives. These strategies can potentially mitigate market risk as they seek to generate positive returns in all market environments.

○	A Global Macro Strategy is a hedge fund or mutual fund strategy that bases its holdings primarily on various countries’ overall economic and political views or their macroeconomic principles.

○	A Trend-Following Strategy, or trend trading, is a trading strategy in which one should buy an asset when its price trend goes up and sell when its trend goes down, expecting price movements to continue.

○	Merger Arbitrage, otherwise known as risk arbitrage, is an investment strategy that aims to generate profits from successfully completed mergers and/or takeovers. It is a type of event-driven investing that capitalizes on differences between stock prices before and after mergers.

○	Convertible Arbitrage is a relative value strategy in which a fund profits based on the pricing discrepancy between a company’s convertible bonds and its underlying stock.

○	An Event-Driven strategy refers to an investment strategy in which an institutional investor attempts to profit from a stock mispricing that may occur during or after a corporate event.

Since markets experience inflation, deflation, economic growth, and recession, the Adviser believes value can be added by adjusting portfolio exposure between asset classes and the securities within them as changes in market environments are identified. The Adviser periodically rebalances the Fund’s asset allocation in response to market conditions as well as to balance the Fund’s exposure to the asset classes. The Fund’s investment strategy involves active trading, which may result in a high portfolio turnover rate.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment Models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk. There is no guarantee that any favorable past performance of stocks selected for the Fund’s portfolio will continue, and such stocks may experience significant declines in value over short and longer time periods. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s stocks may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and adversely affect the Fund’s performance. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments decrease, your investment in the Fund decreases in value and you could lose money.

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Model Portfolio and Management Risk. 3Fourteen Research relies on various sources of information to assess the criteria of components of the Fund’s strategy, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that 3Fourteen Research’s calculation methodology or sources of information used to formulate the strategy to construct the model portfolio will provide an accurate assessment of included components. The Fund is subject to management risk as an actively-managed investment portfolio. As the Fund’s Adviser has the discretion to not fully replicate the Model, it is subject to the risk that the investment strategy may not produce the intended results. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of a stock’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Performance Deviation Risk. Because of the Adviser’s timing of investing the Fund’s portfolio, there may be risk with respect to correlation of the Fund’s performance with the performance of the model portfolio. The Fund’s portfolio may from time to time deviate from the model portfolio. Further, the timing of cash flows for the Fund, changes in the model portfolio, the weightings of the securities included in the model portfolio in the Fund and the effect of expenses applicable to the Fund which are not applicable to the model portfolio also may cause the Fund’s performance to deviate from the performance of the model portfolio. If the Adviser does not invest the Fund in securities of the model at same time and in the same weights, there may be a deviation in the Fund’s performance.

Style Risk. The Fund may invest in growth- and/or value- stocks, or other styles. If the Fund’s strategy incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the Fund’s return or causing it to lose money on the investment.

Small- and Mid-Cap Risk. To the extent the Fund invests in the stock of small- and mid-cap companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Emerging Markets Risk. To the extent that the Fund invests in Underlying Funds that invest emerging market issuers, the Fund may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with custody of securities than developed markets.

Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure either directly or through an Underlying Fund. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Investment in Underlying Funds Risk—The Fund may seek to obtain certain exposure through investments in Underlying Funds. Investing in other in Underlying Funds subjects the Fund to the risks affecting the Underlying Fund. The Fund will incur its pro rata share of the Underlying Fund’s expenses, which will adversely affect the Fund’s performance. Investments in an Underlying Fund that is an ETF, ETP, or other exchange listed product are subject to the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares. Risks of the Fund that are applicable solely to the Fund’s investments in Underlying Funds, include:

Derivatives Risk. The Underlying Funds may use derivatives. Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates, or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When an Underlying Fund uses derivatives, the Underlying Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Commodity Risk. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. An Underlying Fund’s investments in commodities (including precious metals), may be owned through ETFs, Grantor Trusts, Passive Foreign Investment Company (“PFICs”) and Exchange Traded Notes (“ETNs”), and can experience significant price fluctuations that can have a negative effect on the value of an investor’s shares. These securities may have exposure to underlying commodities through ownership of the actual commodity, or through commodity-linked derivative instruments. Certain of these securities, such as PFICs, also subject U.S. holders to increased tax rates.

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Cryptocurrency Risk. The Fund may invest in Underlying Funds that hold or have exposure to cryptocurrencies. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin. Additionally, the Fund may have exposure to Bitcoin or other cryptocurrencies indirectly through ETFs that investment in companies that hold cryptocurrencies on their balance sheets or companies that are directly involved in providing infrastructure, trading platforms, technology, or other services relating to cryptocurrencies. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of Bitcoin and other cryptocurrencies has been subject to extreme fluctuations. The price of Bitcoin and other cryptocurrencies could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the Bitcoin network, events involving entities that facilitate transactions in Bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including Bitcoin.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”).

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

Debt Securities Risk and Fixed Income Risk. To the extent that the Fund invests in Underlying Funds that invest in debt and fixed income securities, including U.S. Treasuries, the Underlying Fund will be subjected to the credit risk of the issuer and to interest rate risk. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

High-Yield Securities (“Junk Bond”) Risk. To the extent an Underlying Fund that invests in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the underlying funds’ ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

U.S. Government and U.S. Agency Obligations Risk. For cash management purposes, the Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Treasury Inflation-Protection Securities (TIPS) Risk. TIPS are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

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Real Estate Companies and Real Estate Investment Trusts Risk. Real estate companies (“REOCs”) and REITs offer investors greater liquidity and diversification than direct ownership of properties. A REOC or REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Like any investment in real estate, a REOC’s or REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REOCs or REIT investments include the fact that equity and mortgage REOCs and REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REOCs and REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REOCs and REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REOCs and REITs may be affected by the quality of any credit extended. By investing in REOCs and REITs indirectly through a Fund or Underlying Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REOCs and REITs in which it invests.

Cyber Security Risk. The Fund and the Underlying Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund or Underlying Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund or Underlying Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the Fund’s or an Underlying Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, can also subject the Fund or Underlying Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Highly Volatile Markets. The prices of financial instruments in which the Fund or an Underlying Fund may invest can be highly volatile. Price movements of the financial instruments in which the Fund or Underlying Fund is invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund and the Underlying Funds are subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

Liquidity Risk. The Fund is investing in highly liquid securities. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Funds’ performance.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

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ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other Aps step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain other costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. Such costs could be imposed on the Fund and thus decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Adviser Risk. The Adviser has limited experience in managing an ETF, however an affiliate of the Adviser has experience managing actively managed mutual funds with a similar investment strategy.

Performance History

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (844) 328-3383.

Investment Adviser and Sub-Adviser

3Fourteen & SMI Advisory Services, LLC (the “Adviser”), 4400 Ray Boll Boulevard, Columbus, Indiana 47203, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Tidal Investments, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund.

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Portfolio Managers

Adviser’s Portfolio Managers: Warren Pies, E.R.P., Co-Senior Portfolio Manager, Mark Biller, Co-Senior Portfolio Manager, Eric Collier, CFA, Co-Portfolio Manager, Anthony Ayers, CFA, Co-Portfolio Manager, and Fernando Vidal, Co-Portfolio Manager, have been portfolio managers of the Fund since its inception in 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 5,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NASDAQ). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The SMI 3Fourteen REAL Asset Allocation ETF (the “Fund”) seeks total return. Total return is comprised of both income and capital appreciation.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is actively managed and allocates its portfolio assets among three asset categories – stocks, bonds, and alternatives. Portfolio assets are chosen using the REAL Asset Allocation (“RAA”) strategy developed by an affiliate of the Adviser, 3Fourteen Research, LLC (“3Fourteen Research”). The RAA strategy is based on a proprietary model that dynamically allocates the portfolio into three broad categories of asset classes: Stocks, Bonds, and Alternatives. All allocations are reassessed monthly. The RAA strategy is used to create a model portfolio of assets (the “Model”), which is published in a monthly newsletter issued by 3Fourteen Research and is available to subscribers to 3Fourteen Research’s newsletter, including the Adviser. The Model is used by the Adviser to create the Fund’s portfolio of assets. Each month, when the Model is updated, the Fund’s portfolio will be rebalanced and the Adviser will use its discretion regarding additional rebalancing during the month. At the Adviser’s discretion, the implementation of the Model with respect to the Fund may or may not vary from 3Fourteen Research’s published version of the Model in the following ways: the number of securities owned, the security types, asset class allocation and the timing of buys and sells for the Fund. Potential reasons for deviation from the Model may include, but are not limited to, compliance to concentration limits imposed by the Investment Company Act of 1940 (the “1940 Act”), and atypical volatility of a stock immediately after the Model has been published. The REAL acronym used to describe the RAA strategy stands for desired characteristics of the strategy – Robust, Expanded exposure, Active, and Low volatility – and is not a reference to any particular asset class.

The Fund’s portfolio weightings will generally be as set forth below. However, the allocations to each asset class may vary over time and range from 0% to 80% depending on prevailing market conditions as determined by the Adviser.

●	50% Equities (“Stocks”)
●	30% Fixed Income (“Bonds”)
●	20% Alternatives

This high-level allocation to each of the three asset categories (Stocks, Bonds, and Alternatives) is not static and will vary based on category volatility, market conditions and the application of the Model by the Adviser.

The Model then identifies its allocation to the securities (and their weightings) within the three categories by using a proprietary trend-following framework, which analyzes the price trends of assets across multiple timeframes using regression trendlines. This process ranks assets based on trend strength, duration, and potential for mean reversion, providing a comprehensive view of each asset’s market behavior. While a pure trend rank will overweight positively trending assets, the Model also takes risk into consideration as weightings are determined. The Model’s multi-layered approach strives to allow the Fund to capitalize on prevailing market trends while managing volatility. By overweighting assets with strong trends and reducing exposure to high-volatility assets, the Fund seeks to provide superior long-term returns while maintaining risk-adjusted performance.

The Fund may invest directly in individual securities within these asset classes or in investment companies, exchange-traded funds, and exchange-traded products (“ETFs” or “Underlying Funds”) with exposure to those asset classes. Normally, approximately 50% of the Fund’s portfolio will be in Underlying Funds but this can change if Underlying Funds demonstrate superior or inferior performance, or if the Adviser determines that it is more efficient to invest directly in a particular asset than through an Underlying Fund.

Within each broad category, the Fund obtains its exposure to the particular asset classes by investing in the instruments listed below.

In the Stocks category are:

●	U.S. Equities– The Fund may invest in the common stock of companies or investment companies and exchange-traded products (“Underlying Funds”) that invest primarily in the common stock of companies in the United States. The Fund and Underlying Funds may invest in companies that have any market capitalization. The Fund may also invest in Underlying Funds that utilize derivatives, such as investing in futures contracts.
●	International Equities –The Fund may invest in the common stock (or equivalent) of companies or Underlying Funds that invest primarily in the common stock (or equivalent interest) of companies outside the United States, including issuers in emerging market countries. The Fund and Underlying Funds may invest in companies that have any market capitalization. The Fund may also invest in Underlying Funds that utilize derivatives, such as investing in futures contracts.

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In the Bonds category are:

●	Fixed Income Securities – The Fund may invest in Underlying Funds that invest primarily in fixed-income securities, of varying maturities and credit qualities, including high-risk debt securities (or junk bonds). There are no limits on the level of investment in which an Underlying Fund may invest with respect to high-risk debt securities, and there is no average weighted maturity of the securities in which an Underlying Fund must invest. The Underlying Funds may invest in fixed-income securities denominated in foreign currencies. The Fund may invest directly in all U.S. Treasury securities, including Treasury Inflation-Protected Securities (TIPS).
●	Cash and cash equivalents – The Fund may invest in short-term cash instruments, including U.S. Treasury securities, repurchase agreements, short-term debt instruments, money market deposit accounts, and money market funds and ETFs that focus on investing in the preceding.

In the Alternatives category are:

●	Commodities – The Fund will not invest directly in physical commodities. The Fund may invest in Underlying Funds that invest in commodities, including but not limited to, the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors. These include, but not limited to, oil, natural gas, and gasoline, and other commodity/precious metal-related companies. The Fund may also invest in PFICs (Passive Foreign Investment Company) that invest in commodities.
●	Energy – The Fund may invest directly or in Underlying Funds that invest in securities of energy companies.
●	Real Estate – The Fund may invest in Underlying Funds that invest in real estate investment trusts (“REITs”). The Fund may also invest directly in REITs.
●	Cryptocurrency – The Fund may invest in Underlying Funds that have exposure to cryptocurrency, including Bitcoin. Exposure will normally be capped at 5% of the Fund’s assets at time of purchase.
●	Traditional Alternative Investments – The Fund may invest in Underlying Funds that use alternative strategies. Alternative strategies may include, but are not limited to, strategies such as Managed Futures, Long/Short, Market Neutral, Global Macro, Trend-Following, Merger Arbitrage, Convertible Arbitrage, and Event-driven. The Fund will not invest in private funds and will not engage directly in alternative strategies. An Underlying Fund may use one or a combination of such strategies. A brief description of some alternative strategies follows:

○	Managed Futures is a trend-following strategy that trades across a wide array of markets (commodities, currencies, stocks, and fixed income).

○	A Long/Short Strategy is an investment strategy that seeks to take a long position in underpriced stocks while selling short, overpriced shares. It augments traditional long-only investing by taking advantage of profit opportunities from securities identified as both undervalued and overvalued.

○	A Market Neutral Strategy seeks to profit regardless of an upward or downward market environment, typically through paired long and short positions or derivatives. These strategies can potentially mitigate market risk as they seek to generate positive returns in all market environments.

○	A Global Macro Strategy is a hedge fund or mutual fund strategy that bases its holdings primarily on various countries’ overall economic and political views or their macroeconomic principles.

○	A Trend-Following Strategy, or trend trading, is a trading strategy in which one should buy an asset when its price trend goes up and sell when its trend goes down, expecting price movements to continue.

○	Merger Arbitrage, otherwise known as risk arbitrage, is an investment strategy that aims to generate profits from successfully completed mergers and/or takeovers. It is a type of event-driven investing that capitalizes on differences between stock prices before and after mergers.

○	Convertible Arbitrage is a relative value strategy in which a fund profits based on the pricing discrepancy between a company’s convertible bonds and its underlying stock.

○	An Event-Driven strategy refers to an investment strategy in which an institutional investor attempts to profit from a stock mispricing that may occur during or after a corporate event.

Since markets experience inflation, deflation, economic growth, and recession, the Adviser believes value can be added by adjusting portfolio exposure between asset classes and the securities within them as changes in market environments are identified. The Adviser periodically rebalances the Fund’s asset allocation in response to market conditions as well as to balance the Fund’s exposure to the asset classes. The Fund’s investment strategy involves active trading, which may result in a high portfolio turnover rate.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment Models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

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ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Principal Risks of Investing in the Fund

Equity Securities Risk. There is no guarantee that any favorable past performance of stocks selected for the Fund’s portfolio will continue, and such stocks may experience significant declines in value over short and longer time periods. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s stocks may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response, and adversely affect the Fund’s performance. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments decrease, your investment in the Fund decreases in value and you could lose money.

Model Portfolio and Management Risk. 3Fourteen Research relies on various sources of information to assess the criteria of components of the Fund’s strategy, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that 3Fourteen Research’s calculation methodology or sources of information used to formulate the strategy to construct the model portfolio will provide an accurate assessment of included components. The Fund is subject to management risk as an actively-managed investment portfolio. As the Fund’s Adviser has the discretion to not fully replicate the Model, it is subject to the risk that the investment strategy may not produce the intended results. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of a stock’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Performance Deviation Risk. Because of the Adviser’s timing of investing the Fund’s portfolio, there may be risk with respect to correlation of the Fund’s performance with the performance of the model portfolio. The Fund’s portfolio may from time to time deviate from the model portfolio. Further, the timing of cash flows for the Fund, changes in the model portfolio, the weightings of the securities included in the model portfolio in the Fund and the effect of expenses applicable to the Fund which are not applicable to the model portfolio also may cause the Fund’s performance to deviate from the performance of the model portfolio. If the Adviser does not invest the Fund in securities of the model at same time and in the same weights, there may be a deviation in the Fund’s performance.

Style Risk. The Fund may invest in growth- and/or value- stocks, or other styles. If the Fund’s strategy incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the Fund’s return or causing it to lose money on the investment.

Small- and Mid-Cap Risk. To the extent the Fund invests in the stock of small- and mid-cap companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Emerging Markets Risk. To the extent that the Fund invests in Underlying Funds that invest emerging market issuers, the Fund may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with custody of securities than developed markets.

Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure either directly or through an Underlying Fund. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Investment in Underlying Funds Risk—The Fund may seek to obtain certain exposure through investments in Underlying Funds. Investing in other in Underlying Funds subjects the Fund to the risks affecting the Underlying Fund. The Fund will incur its pro rata share of the Underlying Fund’s expenses, which will adversely affect the Fund’s performance. Investments in an Underlying Fund that is an ETF, ETP, or other exchange listed product are subject to the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares. Risks of the Fund that are applicable solely to the Fund’s investments in Underlying Funds, include:

Derivatives Risk. The Underlying Funds may use derivatives. Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates, or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When an Underlying Fund uses derivatives, the Underlying Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Commodity Risk. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. An Underlying Fund’s investments in commodities (including precious metals), may be owned through ETFs, Grantor Trusts, Passive Foreign Investment Company (“PFICs”) and Exchange Traded Notes (“ETNs”), and can experience significant price fluctuations that can have a negative effect on the value of an investor’s shares. These securities may have exposure to underlying commodities through ownership of the actual commodity, or through commodity-linked derivative instruments. Certain of these securities, such as PFICs, also subject U.S. holders to increased tax rates.

Cryptocurrency Risk. The Fund may invest in Underlying Funds that hold or have exposure to cryptocurrencies. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin. Additionally, the Fund may have exposure to Bitcoin or other cryptocurrencies indirectly through ETFs that investment in companies that hold cryptocurrencies on their balance sheets or companies that are directly involved in providing infrastructure, trading platforms, technology, or other services relating to cryptocurrencies. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of Bitcoin and other cryptocurrencies has been subject to extreme fluctuations. The price of Bitcoin and other cryptocurrencies could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the Bitcoin network, events involving entities that facilitate transactions in Bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including Bitcoin.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”).

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

Debt Securities Risk and Fixed Income Risk. To the extent that the Fund invests in Underlying Funds that invest in debt and fixed income securities, including U.S. Treasuries, the Underlying Fund will be subjected to the credit risk of the issuer and to interest rate risk. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

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High-Yield Securities (“Junk Bond”) Risk. To the extent an Underlying Fund that invests in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the underlying funds’ ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

U.S. Government and U.S. Agency Obligations Risk. For cash management purposes, the Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Treasury Inflation-Protection Securities (TIPS) Risk. TIPS are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Real Estate Companies and Real Estate Investment Trusts Risk. Real estate companies (“REOCs”) and REITs offer investors greater liquidity and diversification than direct ownership of properties. A REOC or REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Like any investment in real estate, a REOC’s or REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REOCs or REIT investments include the fact that equity and mortgage REOCs and REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REOCs and REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REOCs and REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REOCs and REITs may be affected by the quality of any credit extended. By investing in REOCs and REITs indirectly through a Fund or Underlying Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REOCs and REITs in which it invests.

Cyber Security Risk. The Fund and the Underlying Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund or Underlying Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund or Underlying Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the Fund’s or an Underlying Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, can also subject the Fund or Underlying Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Highly Volatile Markets. The prices of financial instruments in which the Fund or an Underlying Fund may invest can be highly volatile. Price movements of the financial instruments in which the Fund or Underlying Fund is invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund and the Underlying Funds are subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

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Liquidity Risk. The Fund is investing in highly liquid securities. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Funds’ performance.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other Aps step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain other costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. Such costs could be imposed on the Fund and thus decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

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New Adviser Risk. The Adviser has limited experience in managing an ETF, however an affiliate of the Adviser has experience managing actively managed mutual funds with a similar investment strategy.

MANAGEMENT

The Investment Adviser. 3Fourteen & SMI Advisory Services, LLC (the “Adviser”), 4400 Ray Boll Boulevard, Columbus, Indiana 47203 is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Indiana.

The Adviser is a joint venture between 3Fourteen Research, LLC, and SMI Advisory Services, LLC and was formed in 2024. The Adviser is controlled by both 3Fourteen Research, LLC and SMI Advisory Services, LLC. The Adviser does not pay an advisory fee or a research licensing fee to 3Fourteen Research for the RAA strategy or the model portfolio. 3Fourteen Research, LLC and SMI Advisory Services, LLC each receive a portion of the profits from the Adviser.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.81%. The Adviser has contractually agreed to waive its management fee up to a maximum of 4 basis points (bps) to the extent necessary to offset the proportionate share of Acquired Fund Fees and Expenses incurred by the Fund until March 1, 2026 and the Adviser may not terminate this arrangement prior to that date. The Board of Trustees may terminate this agreement.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser is responsible for handling the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Sub-Adviser does not select investments for the Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, provides investment advisory, investment research, and portfolio construction services to ETF clients. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser. See the Fund’s statement of additional information (“SAI”) for a description of the Sub-Adviser’s fee.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and sub-advisory agreement for the Fund will be available in the Fund’s report filed on Form N-CSR for the period ending June 30, 2025.

The Portfolio Manager

Adviser’s Portfolio Managers – The Fund is managed by the Adviser’s portfolio management team. The individual members of the team are responsible for managing the day-to-day investment operations of the Fund, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Senior Portfolio Manager.

Warren Pies, E.R.P., Co-Senior Portfolio Manager.

Mr. Pies is a co-founder of the Adviser and is also the founder of the Adviser’s co-owner, 3Fourteen Research.

At 3Fourteen, Warren is the lead author and strategist. His research combines proprietary fundamental, technical and macro indicators to identify major investment themes and market trends affecting capital markets. Warren works closely with a team of analysts, data scientists, and developers whose expertise ranges from machine learning, time series analysis, and application development.

Prior to founding 3Fourteen Research, Warren led Ned Davis Research’s Energy and Commodity strategy. In that role, he built the firm’s commodity-related studies, models, and unique indicators.

Warren is a frequent contributor to the media including participating in the 2013 Barron’s MLP Roundtable discussion, the Wall Street Journal, CNBC, Bloomberg and RealVision. In 2014, Euromoney Institutional Investor awarded Warren the Padraic Fallon award for his research on the Shale Revolution. Outside of the research world, Warren has worked as a practicing attorney specializing in regulatory approvals for various industrial activities and projects. He has also owned, operated, and sold a portfolio of self-storage properties to a national REIT.

He earned both his Bachelor of Science and Juris Doctorate from the University of Florida. Warren is an Energy Risk Professional – Certified by the Global Association of Risk Professionals.

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Mark Biller, Co-Senior Portfolio Manager.

Mr. Biller is a co-founder of the Adviser and is also a co-founder of the Adviser’s co-owner, SMI Advisory Services.

At SMI Advisory Services, Mr. Biller has served as senior portfolio manager of the entire family of mutual funds advised by SMI (the “SMI Funds”) since their creation in 2005. He played a key role in the design and creation of strategies followed by the various SMI Funds.

As senior portfolio manager, Mr. Biller has ultimate decision-making authority regarding all portfolio decisions and trading practices of the Sound Mind Investing Funds. His duties involve researching and selecting the Underlying Funds in which the Funds invest, upgrading the Funds’ investments in Underlying Funds and determining the overall allocation among style categories. In addition to his duties at the Adviser, Mr. Biller has been the Executive Editor of the Sound Mind Investing newsletter and online business for over 15 years. Mr. Biller’s writings on a broad range of financial and investment topics have been featured in a variety of national print and electronic media, and he has also appeared as a financial commentator for various national and local radio programs. The Sound Mind Investing newsletter was first published in 1990 and currently has many thousands of subscribers. Since it was first published 30 years ago, the newsletter has provided recommendations to tens of thousands of subscribers using a variety of investment strategies that are used by the Funds. Mr. Biller earned his B.S. in Finance from Oral Roberts University.

Eric Collier, CFA, Co-Portfolio Manager.

Mr. Collier is a co-founder of the Adviser and is also a co-founder of the Adviser’s co-owner, SMI Advisory Services.

At SMI Advisory Services, Mr. Collier has served as a co-portfolio manager of the entire family of SMI Funds since their creation in 2005. He was integral in the design and testing of the Dynamic Allocation and Bond Upgrading strategies utilized by the various SMI Funds.

Mr. Collier is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. In addition to his duties at the Adviser, Mr. Collier is a co-founder of Omnium Investment Company, LLC. At Omnium, he conducts analytical and quantitative research, and risk management. Prior to co-founding Omnium, Mr. Collier worked at Oxford Group, Ltd, a fee-only financial services firm. At Oxford Group, Mr. Collier provided investment advice to several high net-worth individuals concentrating on investment and financial planning strategies. Prior to that Mr. Collier was an Investment Analyst and Registered Investment Adviser Representative for Webb Financial Advisers, an investment advisory firm, from 1997 to 2000, where he was responsible for due diligence and manager selection on large cap growth and value securities, small cap growth and value securities, international cap securities, and fixed income securities. Mr. Collier graduated from Indiana University with a B.S. in Finance in 1998. He also studied at the University of Maastricht in the Netherlands through the International Business Program at Indiana University. He has received the Chartered Financial Analyst (“CFA”) designation, and he is a member of the CFA Institute (formerly the Association for Investment Management and Research (“AIMR”)).

Anthony Ayers, CFA, Co-Portfolio Manager.

Mr. Ayers is a co-founder of the Adviser and is also a co-founder of the Adviser’s co-owner, SMI Advisory Services. At SMI Advisory Services, Mr. Ayers has served as a co-portfolio manager of the entire family of SMI Funds since their creation in 2005. He was integral in the design and testing of the Dynamic Allocation and Bond Upgrading strategies utilized by the various SMI Funds. Mr. Ayers is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. In addition to his duties at the Adviser, Mr. Ayers is a co-founder of Omnium Investment Company, LLC. At Omnium, he also conducts analytical and quantitative research, and risk management. Mr. Ayers helped develop the Adviser’s risk management procedures and a proprietary daily risk management reporting system. Prior to co-founding Omnium, Mr. Ayers was an Investment Analyst at Oxford Group, Ltd., where he was responsible for performing manager searches and due diligence on various mutual fund portfolio managers specializing in large capitalized growth and value securities, small capitalized growth and value securities, international capitalized securities, and fixed income securities. Prior to that Mr. Ayers was a Senior Investment Representative for Charles Schwab, where he assisted high net-worth clients with developing and trading complex option strategies, hedging concentrated portfolios, constructing diversified investment portfolios, risk management, and making individual stock and mutual fund recommendations. Mr. Ayers graduated from Indiana University with a B.S. in Finance in 1996, and he is a CFA charter holder.

Fernando Vidal, Co-Portfolio Manager.

Mr. Vidal is a co-founder of the Advisor and is also an owner of the advisor’s co-owner, 3Fourteen Research.

Prior to joining 3Fourteen Research, Fernando spent 7 years working as a quantitative analyst at Ned Davis Research’s consulting group conducting research, building and testing models and studies for institutional investors. Following his work at Ned Davis Research, he spent 6 years founding and leading a Data Science team at SauceLabs, a VC-backed fast growing market leader in software testing based out of San Francisco. His team worked on AI and Machine Learning applications involving large-scale time series analysis and classification models.

At 3Fourteen Research, Fernando leads the model development process and brings machine learning research into the mix of qualitative analysis and quantitative rigor. His many years of experience implementing machine learning models at scale has provided him a combination of healthy skepticism and deep appreciation for how these techniques can add value to the investment process.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.3fourteensmi.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Fund are traded under the trading symbol RAA. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Funds’ Shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Funds.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Authorized Participants (“APs”) may acquire shares directly from the Fund and may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 5,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. The Fund may liquidate and terminate at any time without shareholder approval.

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Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV by the Fund. In-kind Creation Unit trade arrangements are designed to protect Fund shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy Creation Unit redemptions in-kind but, if necessary, will do so in cash. Cash Unit redemptions may result in the Fund selling portfolio securities to obtain cash to meet net Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S non-corporate shareholders who satisfy those requirements with respect to their shares at the rate for net long-term capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations) subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

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In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares making up the Creation Units have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative and other services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bank Global Fund Services, LLC (“U.S. Bank”) serves as the Fund’s fund accountant, and it provides certain other services to the Fund not provided by the Administrator. U.S. Bank is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange traded funds and mutual funds.

U.S. Bank serves as the Fund’s custodian and transfer agent.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in shares.

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Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.3fourteensmi.com .

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

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Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

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FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated February 18, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments, once available, will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Fund’s financial statements, by writing to SMI 3Fourteen REAL Asset Allocation ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (844)-328-3383, by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus, SAI and other such financial information such as financial statements are all available for viewing/downloading at www.3fourteensmi.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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SMI 3Fourteen REAL Asset Allocation ETF

Ticker: RAA

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

844-328-3383

STATEMENT OF ADDITIONAL INFORMATION

Dated February 18, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus for the Fund dated February 18, 2025 as it may be supplemented or revised from time to time. This SAI is incorporated by reference into the Fund’s prospectus. You can obtain a free copy of the annual and semi-annual reports (once available), prospectus and SAI by writing to SMI 3Fourteen REAL Asset Allocation ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at 844-328-3383 or by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports (once available), prospectus and SAI are all available for viewing/downloading at www.3fourteensmi.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Investment Adviser:

3Fourteen & SMI Advisory Services, LLC

4400 Ray Boll Boulevard

Columbus, Indiana 47203

THE TRUST

General. This SAI relates to SMI 3Fourteen REAL Asset Allocation ETF (the “Fund”) and should be read in conjunction with the prospectus of the Fund. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a non-diversified series of ETF Opportunities Trust, a Delaware statutory trust (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is 3Fourteen & SMI Advisory Services, LLC (the “Adviser”) and the sub-adviser to the Fund is Tidal Investments, LLC (the “Sub-Adviser”).

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 5,000 Shares (each a “Creation Unit”). The Fund will issue and redeem Creation Units principally for cash. The Fund reserve the right to offer creations and redemptions of Shares in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund is listed on a national securities exchange (the “Exchange”) as set forth below.

Fund	Ticker Symbol	Principal U.S. Listing Exchange
SMI 3Fourteen REAL Asset Allocation ETF	RAA	NASDAQ Stock Markey®

Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as described herein - see the section titled “Placement of Creation Orders Outside the Clearing Process” of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Additional Information About Purchase and Redemptions” below.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The Fund is “non-diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a non-diversified fund, the Fund is permitted to invest in fewer securities at any one time than a diversified fund. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs. To the extent particular investment techniques or instruments that are not described in the Principal Investment Strategies disclosure of the Fund’s prospectus, such investment techniques and instruments are not a part of the principal strategies and the corresponding risks are not principal risks of the Fund.

Principal Investment Strategies, Policies And Risks

Borrowing. Although the Fund does not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts. To the extent the Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (ADRs) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and International Depositary Receipts (IDRs) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to track the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Debt Securities. The Funds may invest in a variety of debt securities to seek their objectives. In general, debt securities may be subject to the risks described below. Foreign debt securities are also subject to the risks of foreign securities described in this SAI.

●	Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

●	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, below-investment-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, investment-grade bonds. In making investments in debt securities, the Adviser may rely to some extent on the ratings of national statistical rating organizations or it may use its own research to evaluate a security’s creditworthiness. If securities purchased are unrated, they may be assigned a rating by the Adviser in categories similar to those of a national statistical rating organization. There are no investment policies establishing specific maturity ranges for investments, and they may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

●	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that it might be difficult to sell them promptly at an acceptable price.

●	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

●	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, it may be necessary to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

●	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. It may be necessary to reinvest the proceeds at a lower interest rate, reducing income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If these securities are purchased at a premium, accelerated prepayments on those securities could cause losses on a portion of the principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

●	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are near historic lows in the U.S. and in other countries. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests (including requests from shareholders who may own a significant percentage of a Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect a Fund’s share price and increase a Fund’s liquidity risk, Fund expenses and/or taxable capital gain distributions to shareholders, if applicable. Similarly, the prices of a Fund’s holdings could be adversely affected if an investment account managed similarly to such Fund was to experience significant redemptions and that account were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).

Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the federal funds rate near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing.” There remains the risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch, Inc. (“Fitch”) or other nationally recognized statistical rating organization or unrated securities the Adviser believes are of comparable quality. While below-investment-grade securities generally may have a higher yield than securities rated in the investment-grade categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. The risks of below-investment-grade securities include:

●	Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of investment-grade securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of investment-grade securities, which react primarily to fluctuations in the general level of interest rates.

●	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, a Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.

●	Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in investment-grade securities.

●	There may be less of a market for below-investment-grade securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities and such securities possibly may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for investment-grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for investment-grade securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Funds may have difficulty disposing of certain below-investment-grade securities due to the limited number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities and judgment plays a more important role in determining such valuations.

●	Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them; a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for such Fund.

●	Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Funds’ net asset values and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.

These additional risks mean that a Fund may not receive the anticipated level of income from these securities, and such Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities a Fund holds in significant amounts could substantially and unexpectedly increase such Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

While securities rated “Baa” by Moody’s, “BBB” by S&P or Fitch, or the similar category by the Adviser if an unrated security, are investment grade, they may be subject to special risks and have some speculative characteristics.

Credit Ratings of Debt Securities. Ratings by ratings organizations such as represent the respective rating agency’s opinions of the credit quality of the debt securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Debt securities that have the same maturity, coupon and rating may have different yields, while other debt securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Unrated Securities. Because a Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, such Fund’s investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by a Fund’s investment adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that a Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, a Fund’s investment adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

Duration of a Fund’s Portfolio. The Funds can invest in debt securities of any maturity or duration. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security’s yield, coupon interest payments, final maturity and call features. While a debt security’s maturity can be used to measure the sensitivity of the security’s price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security’s payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio’s duration.

In some cases, the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security’s interest rate exposure. In these and other similar situations, a Fund’s investment adviser will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining a Fund’s effective duration.

Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and therefore may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Foreign Securities. To the extent that a Fund has exposure to foreign equity or fixed income securities, it will be subject to certain considerations and risks that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

To the extent the Fund invests in foreign securities, it will only do so in the form of ADRs (i.e., American Depositary Receipts).

Securities of Investment Companies. Investments in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”), involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. ETFs are a type of registered investment company. Many ETFs are passively managed and track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, and liquidity, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”). ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.

ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

With respect to funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Cash and Cash Equivalents. The Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, repurchase agreements secured by U.S. government securities and corporate bonds or notes that mature in one year or less.

U.S. Government Securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government. No assurance can be given that the U.S. government will provide financial support to its government sponsored entities or any other agency if not obligated by law to do so.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities (TIPS). Other U.S. Treasury obligations include U.S. Treasury securities that have been “stripped” by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

Some mortgage-related securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (“Ginnie Maes”), are backed by the full faith and credit of the U.S. government. Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation).

Mortgage-Related Debt Securities. Mortgage-related securities are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”) and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security’s maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of “locking in” attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, a Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, a Fund’s effective duration and therefore its sensitivity to interest rates, would increase.

Privately-Issued Commercial Mortgage-Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans may be subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. “Stripped” securities are debt securities whose interest coupons have been separated from the security and are sold separately. With respect to zero-coupon bonds and the “principal-only” components of stripped securities, the buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Zero-coupon and stripped securities are generally more volatile than other debt securities. Because zero coupon bonds and the “principal only” components of stripped securities have a fixed rate of return, their value may fall more dramatically than the value of interest-bearing securities when interest rates rise and rise more rapidly when prevailing interest rates fall. The “interest-only” component of stripped securities are also especially sensitive to changes in prevailing interest rates. Zero-coupon bonds and principal only securities may be subject to Federal, state or local income tax on “imputed” interest even though no interest payments are being made.

Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.

Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days’ notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.

The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.

When-Issued and Delayed-Delivery Transactions. “When-issued” and “delayed-delivery” are terms that refer to securities whose documentation is available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money. The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

A Fund may engage in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, a Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller’s agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund’s Sub-Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund’s right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid. The Fund may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Illiquid Securities. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may hold up to 15% of its net assets in “illiquid investments.” For this purpose, the term “illiquid investments” are investments that the Fund cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may, however, hold an illiquid investment if it becomes illiquid after purchase. The Fund monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis in order to ensure that the value of illiquid securities held by the Fund does not exceed 15% of the Fund’s net assets.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Fund has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Board, which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of each Fund investment, ensuring the Fund holds no more than 15% of net asset value in illiquid investments, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non–fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser or Sub-Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short–term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund may also invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear their ratable share of their expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

Other Investment Risks

Overview. An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk. The Fund may borrow money for cash management purposes. Consistent with the requirements of the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale.

Cybersecurity Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by their service providers.

Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund incurring losses on the sale of illiquid or restricted securities.

Listing Standards Risk. The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Market Conditions. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; Russia’s invasion of Ukraine; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

3.	May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

7.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund.

If a percentage or rating restriction on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in such percentages or restrictions resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of the Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified: Open-end registered investment companies such as the Fund is not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares and to divide those series into separate classes. The Fund currently offers one class of shares. The Fund have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Fund’s Fundamental Policy #4 as described above, the Fund will consider, to the extent practicable and consistent with applicable rules, regulations of the SEC and applicable guidance from the staff of the SEC, investments of its underlying investment companies when determining its compliance with the policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser. 3Fourteen & SMI Advisory Services, LLC (the “Adviser”), 4400 Ray Boll Blvd., Columbus, Indiana 47203, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Indiana in 2024.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. In addition, the Adviser: (i) furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Trust’s Board of Trustees. Under the Advisory Agreement, the Adviser assumes and pays, at its own expense and without reimbursement from the Trust, all ordinary expenses of the Fund, except the fee paid to the Adviser pursuant to the Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee of 0.81%, calculated daily and payable monthly as a percentage of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee up to a maximum of 4 basis points (bps) to the extent necessary to offset the proportionate share of Acquired Fund Fees and Expenses incurred by the Fund until March 1, 2026 and the Adviser may not terminate this arrangement prior to that date. The Board of Trustees may terminate this agreement.

The Advisory Agreement was approved by the Trustees (including (including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”)) in compliance with the 1940 Act. The Advisory Agreement will continue in force for an initial period of up to two years. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the Fund’s outstanding shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758. The Sub-Adviser was established in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. No outside companies or individuals currently own more than 25% of the Sub-Adviser’s voting rights. Over 50% of the Sub-Adviser’s voting rights are with employee-members.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides for the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser. The Sub-Adviser’s fee, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the following annual rate: 0.04% on the first $500 million in assets; and 0.035% on assets over $500 million, subject to $25,000 annual minimum fee.

Portfolio Manager. As described in the prospectus, Warren Pies, Mark Biller, Eric Collier, Anthony Ayers and Fernando Vidal serve as the Fund’s Portfolio Managers and are responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of January 31, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Warren Pies, E.R.P.	1	$464	0	$0	0	0	$464
Mark Biller	4	$702	0	$0	1,009	628	$1,330
Eric Collier, CFA	4	$702	0	$0	1,009	628	$1,330
Anthony Ayers, CFA	4	$702	0	$0	1,009	628	$1,330
Fernando Vidal	1	$464	0	$0	0	0	$464

Conflicts of Interests. A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their services as Portfolio Manager. The Portfolio Managers’ compensation is based solely on the overall financial operating results of the Adviser. The Portfolio Managers’ compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management.

Portfolio Manager’s Share Ownership. As of the date of this SAI, the Fund has not commenced operations, and therefore, the Portfolio Managers do not beneficially own shares of the Fund.

Administrator. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the “Administrator”) serves as the Fund’s administrator. In its capacity as administrator, the Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser. The Administrator provides certain administrative services and facilities to the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Administrator receives an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

Fund Accountant and Other Services. Pursuant to a Services Agreement with U.S. Bank Global Fund Services, LLC (“US Bank”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, US Bank provides certain financial administration services (other than those provided by the Administrator), and fund accounting services to the Fund. As financial administrator, US Bank performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund performance data; and (3) providing certain compliance support services. As fund accountant, US Bank maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. US Bank also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay to US Bank an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. US Bank is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses.

Custodian and Transfer Agent. Pursuant to a Custodial and Agency Services Agreement with the Trust, US Bank (“Custodian”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below). As transfer agent, the Custodian issues shares of the Fund in Creation Units to fill purchase orders for the Fund’s shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

Distributor and Principal Underwriter. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), (the “Distributor”) the Fund’s distributor, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Additional Information About Purchases and Sales.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Distribution Plan

The Trust has adopted a distribution and shareholder service plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. There is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund may pay the Distributor or certain other parties an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor or the Fund may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor or other parties without regard to the distribution expenses incurred by the Distributor or other parties or the amount of payments made to other financial institutions and intermediaries. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund of the class(es) of Shares identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

(a)       payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

(b)       payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

(c)       formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)       preparation, printing and distribution of sales literature;

(e)       preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)       obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(g)       obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm, Cohen & Company, Ltd. audits the Fund’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Chief Financial Officer for the Episcopal Church Building Fund since 2022 utilizing her financial knowledge and skills.

Ms. Laura V. Morrison has over 30 years of experience in leadership roles at global stock exchanges and asset managers. She has extensive knowledge of ETFs as well as mutual funds, having set the strategy and managed the product development, sales distribution and marketing teams at a leading provider. Ms. Morrison also guided the growth of several listing exchanges in the U.S. and Europe including NYSE & Cboe Markets.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

ETFs face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Emeritus

Mr. Theo H. Pitt is a Trustee Emeritus of the Trust. In his capacity as Trustee Emeritus, he does not have any fiduciary or oversight responsibilities to the Trust, and he does not vote on any matters that may be brought before the Board. As Trustee Emeritus, Mr. Pitt serves the Board in an advisory capacity, which allows the Board to capitalize on the institutional knowledge and experience Mr. Pitt has garnered over many decades in the financial services and investment management industries. Mr. Pitt began serving as Trustee Emeritus on January 1, 2025. Previously, Mr. Pitt served as an Independent Trustee of the Trust from December 2019 until he retired on December 31, 2024.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since December, 2019	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization) since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 – 2021.	88	Independent Trustee of World Funds Trust for the twenty-three series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust. (each a registered investment company).

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
Laura V. Morrison 1966 Trustee	Indefinite, Since July 2024	Owner, LVM Advisory LLC (consulting services to financial institutions) since 2024; Director and Member of Nominating and Governance Committee, Women in ETFs (not for profit) (2021 – present); Formerly, Chief Revenue Officer, Direxion (2022-2023); Senior Vice President, Global Head of Listings, Cboe Global Markets (2015-2022).	88	Independent Trustee of World Funds Trust for the twenty-three series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).
Dr. David J. Urban 1955 Trustee	Indefinite, Since December, 2019	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	88	Independent Trustee of World Funds Trust for the twenty-three series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).

OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since December 2019	Managing Director, Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.
Thomas A. Carter 1966 Vice President	Indefinite, Since December 2019	President Ridgeline Research September 2019 through present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since December 2019	Managing Director, Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since December 2019	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since December 2019	Attorney, Practus, LLP (law firm), May 2018 to present.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since December 2019	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura Wright 1972 Assistant Secretary	Indefinite, Since July 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Soth Chin 1966 Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Fit Compliance, LLC (financial services compliance and consulting firm) since October 2016.
Julian G. Winters 1968 Assistant Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Ms. Morrison, and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee met 7 times during the 12-month period ended December 31, 2024.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Ms. Morrison, and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. The Nominating and Corporate Governance Committee met 2 times during the 12-month period ended December 31, 2024.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Ms. Morrison, and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee did not meet during the 12-month period ended December 31, 2024.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust receives compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective October 1, 2024, each Trustee receives a retainer fee at the annualized rate of $74,000 and the Independent Chairperson receives an additional annual fee of $5,000, paid quarterly. Additionally, each Trustee may receive a fee of $2,500 per special meeting. Compensation received by each Trustee from the Trust for the Fund’s first fiscal year is estimated as follows:

Name of Trustee (Position)	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (1)
Mary Lou H. Ivey, Trustee	$2,234	$0	$0	$4,648
Laura V. Morrison, Trustee	$2,176	$0	$0	$4,352
Dr. David J. Urban, Trustee	$2,176	$0	$0	$4,352
Theo J. Pitt, Jr., Trustee Emeritus(2)	$ 662	$0	$0	$1,324
(1)	The “Fund Complex” consists of the Fund and all series of the Trust that are managed by the Adviser.
(2)	Mr. Theo H. Pitt, Jr. retired from the Trust on December 31, 2024 and no longer serves as Trustee.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Mary Lou H. Ivey	A	A
Laura V. Morrison	A	A
Dr. David Urban	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families. No front-end or deferred sales charges are applied to the purchase of Shares.

Policies Concerning Personal Investment Activities. The Fund and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The Fund has not yet commenced operations as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

Calculation of Share Price

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee (as defined below). Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to methodologies established by the Board. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) approved by the Board based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee (as defined below). Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or by the Valuation Designee (as defined below) or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service approved by the Board to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s investment adviser as the Valuation Designee (as defined below). In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee, and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation Units

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any business day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”).

Generally, the Trust will issue and sell Creation Units at NAV for “in kind” consideration, meaning the initiator of a creation or redemption order will deposit or receive as consideration a portfolio of all or some of the securities held in the Fund’s portfolio, plus a cash amount (an “In Kind Creation” and “In Kind Redemption”). At the discretion of the Adviser, the Fund may elect at any time, and from time to time, that the consideration for the purchase and redemption of Creation Units will be made entirely in a cash amount equal to the NAV of the shares that constitute the Creation Unit(s) (an “All Cash Amount”).

Creation Orders

The consideration for an In Kind Creation generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian, through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available, or unless the Adviser elects to receive an All Cash Amount in connection with the creation of Creation Units.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

The process for a creation order involving an All Cash Amount will be the same as the process for an In Kind Creation, except that the Cash Component will be the entirety of the amount deposited as consideration for the Creation Unit(s).

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections below entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. All Fund Deposits and/or Cash Component, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or transfer agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposits and/or Cash Component, as applicable, to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor or transfer agent on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

All Fund Deposits and/or Cash Component, as applicable, made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the amount of an All Cash Amount, the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component (including All Cash Amounts) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component or the All Cash Amount, as applicable, by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposits and/or Cash Components as newly constituted to reflect the then-current Deposit Securities and Cash Component, or the All Cash Amount, as applicable. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation Transaction Fee.”

Creation Units of an In-Kind Creation may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust’s custodial account. In addition, a transaction fee will be charged in all cases. See the section below entitled “Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; ) or (6) there exist circumstances outside the control of the Trust, the Custodian, transfer agent, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date). To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units of an In Kind Creation to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant.

Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or transfer agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units (whether by In Kind Creation/Redemption or for an All Cash Amount) on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (“Creation Transaction Fee”) in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund’s custodian for each creation order is $300.00.

In addition, a variable fee, payable to the Fund, of a percentage of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.” Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the In Kind Creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an In Kind Creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

The Creation Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Adviser considers a number of factors including whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Redemption Orders

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will also be redeemed at NAV principally in kind, although the Fund reserves the right to redeem all or a portion in kind, in each case less a transaction fee as described below. With respect to In Kind Redemptions, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for an In Kind Redemption of a Creation Unit consists of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section below entitled “Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”). However, as discussed in Appendix B, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

The process for a redemption order involving an All Cash Amount will be the same as the process for an In-Kind Redemption, except that the proceeds of the redemption will be paid entirely in cash. Proceeds of redemptions of Creation Units payable in an All Cash Amount will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Fund Shares solely for consideration in the form of an All Cash Amount, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive an All Cash Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund’s custodian for each redemption order is $300.00.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the In Kind Redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an In Kind Redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Regardless of form, the Redemption Transaction Fee (including any reimbursements related to in cash redemptions or additional variable fees for In Kind Redemptions) will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the shares redeemed).

The Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving the Redemption Transaction Fee will: facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may, out of its own resources and without additional cost to the Fund or its shareholders, pay a solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary.”)

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance it will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income,determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and is actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales of Shares or redemption of Creation Units and other dispositions of Shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale of Shares or redemption of Creation Units or other disposition of shares of the Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s tax basis in the Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Code Section 351, the Fund would have a tax basis in the securities deposited for such Shares different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period for Shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s. The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of the U.S. shareholder’s purchase or upon the sale of Shares. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Straddles. When the Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

The Fund may not be able to deduct any interest expenses or carrying charges with respect to a straddle. During the offsetting period, any interest or carrying charges associated with the straddle generally are not currently tax deductible, but must be capitalized (added to cost basis).

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfies this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of Shares or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income withholding tax. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a Share redemption by a Non-U.S. shareholder, in which case such shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the shares of the Fund of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax own advisors to determine the applicability of this requirement in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In selecting brokers and dealers to execute portfolio transactions, the Adviser or the Sub-Adviser may consider research and brokerage services furnished to the Adviser, the Sub-Adviser or their affiliates. The Adviser or the Sub-Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser or the Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser or the Sub-Adviser. In aggregating such securities, the Adviser or the Sub-Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser or the Sub-Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the 1934 Act permits the Adviser or the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or the Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser under their respective advisory agreements. Any advisory or other fees paid to the Adviser or the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or the Sub-Adviser faces a potential conflict of interest, but the Adviser or the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers”. The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. The Fund is newly formed and has not commenced operations as of the date of this SAI.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund disclose on their website (www.3fourteensmi.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the Fund’s website, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition Files and the Fund Data Files (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on the Fund’s website after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

●	The Adviser may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser, Distributor and/or Custodian may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to the Fund’s website.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to the Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service, and printers), as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

●	The Fund files its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and Form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information. The Trust’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Fund is authorized to issue one class of shares imposing no front-end or deferred sales charges.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record. The proxy voting policies and procedures of the Trust are included as Exhibit A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 844-328-3383 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) on the Fund’s website at www.3fourteensmi.com; and (3) on the SEC’s Internet website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund is new and does not have audited financial statements at this time. Upon completion of the Fund’s first fiscal period/year, audited financial statements will become available.

SMI 3Fourteen REAL Asset Allocation ETF

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Telephone: 844-328-3383

EXHIBIT A

ETF OPPORTUNITIES TRUST

PROXY VOTING POLICY AND PROCEDURES

The ETF Opportunities Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the Commission. The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U.S. Securities and Exchange Commission no later than August 31st of each year.

EXHIBIT B

3FOURTEEN & SMI ADVISORY SERVICES

PROXY VOTING POLICY AND PROCEDURES

A.	Policy

Proxy voting is an important right of shareholders.

In the 3FourteenSMI (“SMI”) family of funds, SMI as a matter of policy, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients and typically votes in favor of management.

When SMI votes the proxies of its investment company clients, it will vote those proxies in the best interest of its clients and in accordance with the policy and procedures contained in this document.

Clients are not allowed to direct proxy votes.

Clients will be given a copy of these Proxy Voting Policies and Procedures upon request.

B.	Proxy Voting Procedures

Form N-PX/Annual Report of Proxy Voting Record:

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended June 30. The Form must be filed using Extensible Markup Language (XML) not later than August 31 of each year. Form N-PX must employ the same language employed in an issuer’s form of proxy to identify proxy voting matters, presented in the same order employed in an issuer’s form of proxy, and categorize the subject matter of each of the reported proxy voting matters using the following list of 14 specified categories:

1.	Director Elections
2.	Section 14A
3.	Audit-Related

4.	Investment Company Matters
5.	Shareholder Rights and Defenses
6.	Extraordinary Transactions
7.	Capital Structure
8.	Compensation
9.	Corporate Governance
10.	Environment or Climate

11.	Human Rights or Human Capital/Workforce
12.	Diversity, Equity and Inclusion
13.	Other Social Issues
14.	Other

Form N-PX requires each series of a multi-series trust to present its complete voting record separately from other series. Each registered fund must also disclose that its proxy voting record is publicly available on (or through) its website and available upon request, free of charge. The following information must be collected separately for each Fund in order to complete and file Form N- PX:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The CUSIP number (may be omitted if not available through reasonably practicable means);

4. The shareholder meeting date;

5. A brief description of the matter voted on;

6. Whether the matter was proposed by the issuer or the security holder;

7. Whether the Fund cast its vote on the matter;

8. The number of shares that were voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not used to vote by the fund.

9. How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors and certain executive compensation matters); and

10. Whether the Fund cast its vote for or against management.

Process for Voting:

All proxies received by SMI for the SMI family of Funds will be sent to the Chief Compliance Officer (CCO). The CCO will:

●	Keep a record of each proxy received,
●	Determine which accounts managed by SMI holds the security to which the proxy relates,
●	Determine how SMI should vote the proxy,
●	Complete the proxy vote and submit it in a timely and appropriate manner,
●	Complete a Form N-PX Report at least 30 days prior to August 31, review the Adviser’s corporate action records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If unreported votes are discovered, the Adviser’s Chief Compliance Officer shall determine the reason and provide supporting documentation.
●	Compile all Form N-PX Reports submitted for the 12-month period ended June 30 and complete Form N-PX.
●	Send the completed Form N-PX to the Administrator who shall file Form N-PX with the SEC.

Provide quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

SMI may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

C.	Voting Guidelines

When voting, SMI will generally vote:

●	In favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

●	Against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, SMI shall take best efforts to determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

●	Whether the proposal was recommended by management and if applicable, consider SMI’s opinion of management;
●	Whether the proposal acts to entrench existing management; and
●	Whether the proposal fairly compensates management for past and future performance.

Pursuant to Rule 12d1-4, Funds must mirror vote proposals on proxies issued by underlying investment companies in the event that the Fund and its advisory group (as defined in Rule 12d1-4) own more than 25% of the shares of any one investment company. Mirror voting means that the Fund votes its shares in the same proportion that all shares of the underlying investment company are voted, or in accordance with instructions received from Fund shareholders.

SMI reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest

The CCO will identify any conflicts that exist between the interests of SMI and its clients. This examination will include a review of the relationship of SMI and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a client of SMI or an affiliate of SMI or has some other relationship with SMI or a client of SMI.

If a material conflict exists, SMI will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. SMI will also determine whether it is appropriate to disclose the conflict to the affected Clients

E.	Disclosure

SMI will disclose in its Form ADV Part II that investment company clients may contact the Chief Compliance Officer, via e-mail in order to obtain information on how SMI voted such Client’s proxies, and to request a copy of these Proxy Voting policies and procedures. If a Client requests the voting record, the CCO will prepare a written response to the client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how SMI voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in SMI Form ADV Part II, and will be updated whenever these policies and procedures are updated. The CCO will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping

The CCO will maintain files relating to SMI’s proxy voting procedures and votes. Records will be maintained and preserved for six years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

●	Copies of these proxy voting policies and procedures and any amendments thereto,

●	A copy of each proxy statement that SMI receives. SMI may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

●	A record of each vote that SMI casts. SMI may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

●	Form N-PX Reports submitted for the 12-month period ended June 30 and complete Form N-PX.

●	A copy of each written client request for information regarding how SMI voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how SMI voted its proxy.

●	Quarterly, the CCO will request and review an Audit Report from the Proxy Vote solicitor to ensure that all Proxy Votes solicitations were received and voted.

EXHIBIT C

Nominating and Corporate Governance Committee Charter

ETF Opportunities Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of ETF Opportunities Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.
2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.
3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.
2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.
2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

ETF OPPORTUNITIES TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

65

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of ETF Opportunities Trust (“Registrant”) is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(a)(2)	Agreement and Declaration of Trust is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(b)	By-Laws of the Registrant is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(c)	Articles IV, VII and VIII of the Declaration of Trust, Exhibit 28(a)(2) above, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Advisory Agreement between the Registrant and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(d)(2)	Sub-Advisory Agreement between Vident Asset Management and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(3)	Amended Advisory Agreement between the Registrant and Formidable Asset Management, LLC on behalf of the Formidable ETF, the Formidable Dividend and Income ETF and the Formidable Fortress ETF (“Formidable ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(d)(4)	Sub-Advisory Agreement between Tidal Investments, LLC and Formidable Asset Management, LLC on behalf of the Formidable ETFs - Filed Herewith.

(d)(5)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(d)(6)	Sub-Advisory Agreement between Tidal Investments, LLC and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024. .

(d)(7)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(d)(8)

Sub-Advisory Agreement between Vident Asset Management and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(9)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(d)(10)	Advisory Agreement between the Registrant and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(d)(11)	Sub-Advisory Agreement between Tidal Investments, LLC and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF – Filed Herewith.

(d)(12)	Amended and Restated Advisory Agreement between the Registrant and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed on November 28, 2022.

(d)(13)	Sub-Advisory Agreement between Tidal Investments, LLC and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 192 on Form N-1A filed on November 27, 2024.

(d)(14)	Advisory Agreement between the Registrant and Tuttle Capital Management LLC on behalf of T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(d)(15)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(16)	Sub-Advisory Agreement between Laffer Tengler Investments, Inc. and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(17)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of REX IncomeMax AMD Strategy ETF, REX IncomeMax AMZN Strategy ETF, REX IncomeMax TSLA Strategy ETF, REX IncomeMax BIIB Strategy ETF, REX IncomeMax DIS Strategy ETF, REX IncomeMax EEM Strategy ETF, REX IncomeMax GDXJ Strategy ETF, REX IncomeMax GOOG Strategy ETF, REX IncomeMax META Strategy ETF, REX IncomeMax MSFT Strategy ETF, REX IncomeMax MSTR Strategy ETF, REX IncomeMax PYPL Strategy ETF, REX IncomeMax SLV Strategy ETF, REX IncomeMax SMH Strategy ETF, REX IncomeMax SNOW Strategy ETF, REX IncomeMax TLRY Strategy ETF, REX IncomeMax UNG Strategy ETF, REX IncomeMax USO Strategy ETF and REX IncomeMax V Strategy ETF (“REX ETFs”) and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(18)	Sub-Advisory Agreement between Vident Advisory, LLC (d/b/a Vident Asset Management) and REX Advisers, LLC on behalf of the REX ETFs REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(19)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital 2X DBMF ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Brendan Wood TopGun ETF, Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(20)

Sub-Advisory Agreement between Brendan Wood TopGun Partnerships Inc. and Tuttle Capital Management, LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(21)

Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(d)(22)

Sub-Advisory Agreement between Tidal Investments, LLC and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(23)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(d)(24)

Advisory Agreement between the Registrant and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(25)	Sub-Advisory Agreement between Tuttle Capital Management, LLC and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(26)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(27)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(28)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(29)	Advisory Agreement between Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(30)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(31)

Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG SMCI DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX  DAILY TARGET ETF, T-REX 2X LONG PLTR DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X LONG AMD DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X LONG BA DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X LONG AI DAILY TARGET ETF, T-REX 2X LONG COIN DAILY TARGET ETF, and T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF AND T-REX 2X INVERSE MSTR DAILY TARGET ETF (the “T-Rex 2X Hedge ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(d)(32)	Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF – Filed Herewith.
(d)(33)	Sub-Advisory Agreement between Brookmont Capital Management, LLC and King Ridge Capital Advisors, LLC on behalf of the Brookmont Catastrophic Bond ETF – Filed Herewith.
(d)(34)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital RSP Option Income Strategy ETF, Tuttle Capital KRE Option Income Strategy ETF, Tuttle Capital IYR Option Income Strategy ETF, Tuttle Capital XLU Option Income Strategy ETF, Tuttle Capital XLE Option Income Strategy ETF, Tuttle Capital XHB Option Income Strategy ETF, Tuttle Capital EEM Option Income Strategy ETF, Tuttle Capital EFA Option Income Strategy ETF, Tuttle Capital XLF Option Income Strategy ETF, Tuttle Capital VTV Option Income Strategy ETF, Tuttle Capital IJH Option Income Strategy ETF, Tuttle Capital XLV Option Income Strategy ETF, Tuttle Capital SMH Option Income Strategy ETF, Tuttle Capital XBI Option Income Strategy ETF, Tuttle Capital XLY Option Income Strategy ETF (the “Tuttle Option Income ETFs”) (To be Filed by Amendment).

(d)(35)

Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(36)

Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(37)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(38)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(39)	Advisory Agreement between Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital TSLA Put Write ETF, Tuttle Capital NVDA Put Write ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital COIN Put Write ETF, and Tuttle Capital QQQ Put Write ETF (the “Put Write ETFs”) (To be Filed by Amendment).

(d)(40)	Advisory Agreement between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF – Filed Herewith

(d)(41)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF – Filed Herewith

(d)(42)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(d)(43)	Sub-Advisory Agreement between REX Advisers, LLC and [____________] on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(d)(44)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(d)(45)	Sub-Advisory Agreement between Tuttle Capital Management, LLC and OT Advisors, LLC on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(d)(46)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, and Tuttle Capital IBIT 0DTE Covered Call ETF (the “Covered Call ETFs”) (To be Filed by Amendment).

(d)(47)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-Osprey DOGE ETF, REX-Osprey TRUMPDOGE ETF, REX-Osprey BONK ETF, REX-Osprey XRP ETF, REX-Osprey SOL ETF, REX-Osprey BTC ETF and REX-Osprey ETH ETF (the “REX-Osprey ETFs”) (To be Filed by Amendment).

(d)(48)	Sub-Advisory Agreement between REX Advisers, LLC and [_________] on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(d)(49)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital 2X Long XRP Daily Target ETF, Tuttle Capital 2X Long Solana Daily Target ETF, Tuttle Capital 2X Long Trump Daily Target ETF, Tuttle Capital 2X Long Litecoin Daily Target ETF, Tuttle Capital 2X Long Melania Daily Target ETF, Tuttle Capital 2X Long Bonk Daily Target ETF, Tuttle Capital 2X Long BNB Daily Target ETF, Tuttle Capital 2X Long Cardano Daily Target ETF, Tuttle Capital 2X Long Chainlink Daily Target ETF, and Tuttle Capital 2X Long Polkadot Daily Target ETF (the “Tuttle 2X Crypto ETFs”) (To be Filed by Amendment).

(d)(50)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI in Healthcare ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF and Tuttle Capital UFO Disclosure AI Powered ETF (the “Tuttle Capital AI Powered ETFs”) (To be Filed by Amendment).

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(2)	First Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF, the American Conservative Values Small-Cap ETF and the Real Asset Strategies ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(3)	Third Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(e)(4)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from Registrant’s Post-Effective No 30 on Form N-1A filed on September 1, 2022.

(e)(5)	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference from the Registrant’s Post-Effective No. 44 on Form N-1A filed on March 17, 2023.

(e)(6)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(e)(7)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(e)(8)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(e)(9)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(e)(10)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(e)(11)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of SMI 3Fourteen Full-Cycle Trend ETF and Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(e)(12)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(e)(13)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Catastrophic Bond ETF – Filed Herewith

(e)(14)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Option Income ETFs (To be Filed by Amendment).
(e)(15)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(e)(16)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(e)(17)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Put Write ETFs and the SMI 3Fourteen REAL Asset Allocation ETF - Filed Herewith

(e)(18)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(e)(19)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(e)(20)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Covered Call ETFs (To be Filed by Amendment).

(e)(21)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(e)(22)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(e)(23)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Funds Services, LLC on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(e)(24)	Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(f)	Not applicable.

(g)(1)	Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(2)

Amendment No. 1 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(3)	Amendment No. 4 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(4)	Amendment No. 5 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(5)	Amendment No. 6 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(g)(6)	Amendment No. 7 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF and the UBC Algorithmic Fundamentals ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(g)(7)	Amendment No. 8 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(g)(8)

Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(g)(9)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(g)(10)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(g)(11)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(g)(12)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(g)(13)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the REX AI Equity Premium Income ETF, Tuttle Capital Shareholders First Index ETF and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(g)(14)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(g)(15)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs – Filed Herewith

(g)(16)	ETF Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(17)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(18)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(19)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(20)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX IncomeMax IBIT Strategy ETF – Filed Herewith.

(g)(21)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF – Filed Herewith.

(g)(22)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF – Filed Herewith.

(g)(23)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(24)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF – Filed Herewith.

(g)(25)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(26)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(g)(27)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(g)(28)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(g)(29)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(g)(30)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the Covered Call ETFs (To be Filed by Amendment).

(g)(31)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the Covered Call ETFs (To be Filed by Amendment).

(g)(32)	Amendment to the Custody Agreement between the Registrant and [______] on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(g)(33)	Amendment to the Transfer Agent Services Agreement between the Registrant and [_________] on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(g)(34)	Amendment to the Custody Agreement between the Registrant and [______] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(35)	Amendment to the Transfer Agent Services Agreement between the Registrant and [_________] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(36)	Amendment to Custody Agreement between the Registrant and [_____]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(g)(37)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(h)(1)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(2)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed on October 12, 2021.

(h)(3)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 11 on Form N-1A filed on July 20, 2021.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(5)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(7)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(8)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(h)(9)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX ETFs and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(h)(11)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital 2X DBMF ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Brendan Wood TopGun ETF, Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(12)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(h)(13)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(h)(14)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(h)(15)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(16)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(17)	Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(18)

Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Hedge ETFs and the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(19)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Catastrophic Bond ETF – Filed Herewith

(h)(20)	Funds Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Option Income ETFs (To be Filed by Amendment).

(h)(21)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(22)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(h)(23)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(24)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF – Filed Herewith

(h)(25)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(h)(26)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(h)(27)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Covered Call ETFs (To be Filed by Amendment).

(h)(28)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(h)(29)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(h)(30)	Fund Services Agreement between the Registrant and Commonwealth Funds Services, Inc. on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(h)(31)	Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(32)	Amendment No. 4 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(33)	Amendment No. 6 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(h)(34)	Amendment No. 7 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(h)(35)	Amendment No. 8 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(36)	Amendment No. 9 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(37)	Amendment No. 10 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Trust is herein incorporated by reference from Registrant’s Post-Effective No. 33 on Form N-1A filed on November 28, 2022.

(h)(38)	Amendment No. 12 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(39)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(40)

Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(41)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(h)(42)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of REX AI Equity Premium Income ETF, Tuttle Capital Shareholders First Index ETF and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(43)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(44)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs – Filed Herewith

(h)(45)	ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(46)	Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(47)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(48)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(49)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF – Filed Herewith.

(h)(50)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF – Filed Herewith.

(h)(51)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(52)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and [__________] on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(h)(53)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF - Filed Herewith.

(h)(54)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF – Filed Herewith.

(h)(55)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(56)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and [__________]on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(h)(57)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [_____] on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(h)(58)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [_____] on behalf of the Covered Call ETFs (To be Filed by Amendment).

(h)(59)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [_____] on behalf of the REX-Osprey ETFs (To be Filed by Amendment).

(h)(60)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [_____] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(h)(61)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [____]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(h)(62)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Valued Advisers Trust on behalf of SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(63)	Fee Waiver Letter dated February 22, 2024, between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(h)(64)

Fee Waiver Letter dated November 1, 2024 between Registrant and Tuttle Capital Management LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(h)(65)	Fee Waiver Letter dated June 25, 2024 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(h)(66)	Fee Waiver Letter dated February 18, 2025 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF – Filed Herewith.

(h)(67)	Expense Limitation Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF – Filed Herewith.

(i)(1)	Opinion and Consent of Practus, LLP regarding the legality of securities registered with respect to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(i)(2)	Consent of Legal Counsel for the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(i)(3)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(i)(4)	Consent of Legal Counsel for the Formidable ETFs is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 153 on Form N-1A/A filed on July 29, 2024.

(i)(5)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(i)(6)	Consent of Legal Counsel for the Applied Finance Valuation Large Cap ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 135 on Form N-1A on April 29, 2024.

(i)(7)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on November 9, 2021.

(i)(8)	Consent of Counsel for Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(i)(9)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF) is herein incorporated by reference form the Registration’s Post-Effective Amendment No 28 on Form N-1A filed on June 7, 2022.

(i)(10)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the WealthTrust DBS Long Term Growth is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(i)(11)	Consent of Counsel for the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(i)(12)

Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(i)(13)	Consent of Counsel for the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.

(i)(14)	Opinion and Consent of Counsel regarding legality of securities registered with respect to the Tuttle Capital 2X DBMF ETF (To be Filed by Amendment).

(i)(15)	Opinion and Consent of Counsel regarding legality of shares registered with respect to T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(i)(16)	Consent of Counsel for the T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(i)(17)	Opinion and Consent of Counsel regarding legality of shares registered with respect to LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(i)(18)	Consent of Counsel for the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(i)(19)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(i)(20)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(i)(21)	Consent of Counsel for the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(i)(22)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 106 on Form N-1A filed on October 31, 2023.

(i)(23)	Consent of Counsel for the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(i)(24)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(i)(25)	Consent of Counsel for Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(i)(26)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 112 on Form N-1A filed on November 17, 2023.

(i)(27)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(i)(28)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(i)(29)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the TappAlpha SPY Daily Growth & Income ETF and TappAlpha Innovation 100 Daily Growth & Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(i)(30)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(i)(31)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(i)(32)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(i)(33)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(i)(34)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(i)(35)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Inverse MSTR Daily Target ETF and the T-Rex 2X Long MSTR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(i)(36)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(i)(37)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Option Income ETFs (To be Filed by Amendment).

(i)(38)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(i)(39)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(i)(40)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Put Write ETFs (To be Filed by Amendment).

(i)(41)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the SMI 3Fourteen SMI REAL Asset Allocation ETF – Filed Herewith.

(i)(42)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(i)(43)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Opportunistic Trader ETF (To be Filed by Amendment).

(i)(44)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Covered Call ETFs (To be Filed by Amendment).

(i)(45)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX-Osprey ETFs (To be Filed by Amendment).

(i)(46)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(i)(47)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(j)(1)	Consent of Independent Registered Public Accounting Firm on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(j)(2)	Consent of Independent Registered Public Accounting Firm on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 153 on Form N-1A/A filed on July 29, 2024.

(j)(3)	Consent of Independent Registered Public Accounting Firm on behalf of the Applied Finance Valuation Large Cap ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 135 on Form N-1A on April 29, 2024.

(j)(4)	Consent of Independent Registered Public Accounting Firm on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.

(j)(5)	Consent of Independent Registered Public Accounting Firm on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(j)(6)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(j)(7)	Consent of Independent Registered Public Accounting Firm on behalf of the T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(j)(8)	Consent of Independent Registered Public Accounting Firm on behalf of the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(j)(9)	Consent of Independent Registered Public Accounting Firm on behalf of the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(j)(10)	Consent of Independent Registered Public Accounting Firm on behalf of Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(j)(11)	Consent of Independent Registered Public Accounting Firm on behalf of Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(l)	Initial Capital Agreement is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 for the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Option Income ETFs (To be Filed by Amendment).

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen REAL Asset Allocation ETF - Filed Herewith

(m)(6)	Distribution Plan Pursuant to Rule 12b-1 for the REX Bitcoin Corporate Treasury Convertible Bond ETF (To be Filed by Amendment).

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Opportunistic Trader ETF (To be Filed by Amendment).

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Covered Call ETFs (To be Filed by Amendment).

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the REX-Osprey ETFs (To be Filed by Amendment).

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(n)(1)	Rule 18f-3 Multi-Class Plan. Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(2)	Code of Ethics for Ridgeline Research, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(p)(3)	Code of Ethics for Vident Asset Management is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(4)	Code of Ethics for Formidable Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(p)(5)	Code of Ethics for Toroso Asset Management is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(p)(7)	Code of Ethics for Gea Sphere, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(8)	Code of Ethics for Kingsbarn Capital Management, LLC is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(9)	Code of Ethics for WealthTrust Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(10)	Code of Ethics for Cultivar Capital, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(11)	Code of Ethics for Tuttle Capital Management LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(12)	Code of Ethics for Laffer Tengler Investments, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(13)	Code of Ethics for REX Advisers, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(p)(14)	Code of Ethics for Brendan Wood TopGun Partnerships Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(p)(15)	Code of Ethics for IDX Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(p)(16)	Code of Ethics for Tapp Finance, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(17)	Code of Ethics for 3Fourteen & SMI Advisory Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(18)	Code of Ethics for Brookmont Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(19)	Code of Ethics for King Ridge Capital Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(20)	Code of Ethics for OT Advisors, LLC (To be Filed by Amendment).

(q)	Power of Attorney for Mary Lou H. Ivey, Dr. David J. Urban, and Laura V. Morrison is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 208 on form N-1A filed on January 6, 2025.

Item 29. Persons Controlled By or Under Common Control With Registrant

Not Applicable.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The description of the Investment Adviser is found under the caption “Management,” “The Investment Adviser” in the Prospectus and under the caption “Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Adviser may provide investment advisory services to persons or entities other than the Registrant.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	Bitwise Funds Trust
21.	Bluestone Community Development Fund
22.	BondBloxx ETF Trust
23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund

31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Cohen & Steers Infrastructure Fund, Inc.
43.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.	Davis Fundamental ETF Trust
50.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Denali Structured Return Strategy Fund
55.	Dividend Performers ETF, Series of Listed Funds Trust
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Evanston Alternative Opportunities Fund
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FlexShares Trust
69.	Forum Funds
70.	Forum Funds II
71.	Forum Real Estate Income Fund
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
74.	Guinness Atkinson Funds
75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.	IDX Funds
84.	Innovator ETFs Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC
86.	Ironwood Multi-Strategy Fund LLC
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.	John Hancock Exchange-Traded Fund Trust
89.	Kurv ETF Trust
90.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

92.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.	Manor Investment Funds
96.	Milliman Variable Insurance Trust
97.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.	Morgan Stanley ETF Trust
99.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.	Morningstar Funds Trust
102.	Mutual of America Investment Corporation
103.	NEOS ETF Trust
104.	Niagara Income Opportunities Fund
105.	NXG Cushing® Midstream Energy Fund
106.	Opal Dividend Income ETF, Series of Listed Funds Trust
107.	OTG Latin American Fund, Series of World Funds Trust
108.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
110.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
115.	Palmer Square Funds Trust
116.	Palmer Square Opportunistic Income Fund
117.	Partners Group Private Income Opportunities, LLC
118.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
120.	Perkins Discovery Fund, Series of World Funds Trust
121.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.	Plan Investment Fund, Inc.
123.	Point Bridge America First ETF, Series of ETF Series Solutions
124.	Precidian ETFs Trust
125.	Preferred-Plus ETF, Series of Listed Funds Trust
126.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.	Renaissance Capital Greenwich Funds
131.	Reynolds Funds, Inc.
132.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.	RiverNorth Patriot ETF, Series of Listed Funds Trust
134.	RMB Investors Trust
135.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.	Roundhill Cannabis ETF, Series of Listed Funds Trust
139.	Roundhill ETF Trust
140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.	Roundhill Video Games ETF, Series of Listed Funds Trust
143.	Rule One Fund, Series of World Funds Trust
144.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
145.	Six Circles Trust
146.	Sound Shore Fund, Inc.
147.	SP Funds Trust
148.	Sparrow Funds
149.	Spear Alpha ETF, Series of Listed Funds Trust
150.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
151.	STF Tactical Growth ETF, Series of Listed Funds Trust
152.	Strategic Trust

153.	Strategy Shares
154.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.	Tekla World Healthcare Fund
156.	Tema ETF Trust
157.	The 2023 ETF Series Trust
158.	The 2023 ETF Series Trust II
159.	The Cook & Bynum Fund, Series of World Funds Trust
160.	The Community Development Fund
161.	The Finite Solar Finance Fund
162.	The Private Shares Fund
163.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.	Third Avenue Trust
165.	Third Avenue Variable Series Trust
166.	Tidal ETF Trust
167.	Tidal Trust II
168.	Tidal Trust III
169.	TIFF Investment Program
170.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.	Timothy Plan International ETF, Series of The Timothy Plan
173.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
176.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.	Total Fund Solution
178.	Touchstone ETF Trust
179.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Long Ether Daily Target ETF
183.	TrueShares Active Yield ETF, Series of Listed Funds Trust
184.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	U.S. Global Investors Funds
199.	Union Street Partners Value Fund, Series of World Funds Trust
200.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
213.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II

214.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
230.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.	Virtus Stone Harbor Emerging Markets Income Fund
235.	Volatility Shares Trust
236.	WEBs ETF Trust
237.	Wellington Global Multi-Strategy Fund
238.	West Loop Realty Fund, Series of Investment Managers Series Trust
239.	Wilshire Mutual Funds, Inc.
240.	Wilshire Variable Insurance Trust
241.	WisdomTree Digital Trust
242.	WisdomTree Trust
243.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Adviser

Ridgeline Research LLC, 14961 Finegan Farm Drive, Darnestown, Maryland 20874 (records relating to its function as investment adviser to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF).

b)	Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (records relating to its function as sub-adviser to the American Conservative Values ETF, the American Conservative Values Small-Cap ETF, the Kingsbarn Tactical Bond ETF, the Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF), the REX ETFs, the REX FANG & Innovation Equity Premium Income ETF, the REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, and the REX IncomeMax IBIT Strategy ETF).

c)	Adviser	Formidable Asset Management, LLC, 221 East fourth Street, Suite 2700, Cincinnati, Ohio 45202 (records relating to its function as investment adviser to the Formidable ETFs).
d)	Sub-Adviser

Tidal Investments, LLC, 898 N. Broadway, Suite 2, Massapequa, New York 11758 (records relating to its function as sub-adviser to the Formidable ETFs, the Applied Finance Valuation Large Cap ETF, WealthTrust DBS Long Term Growth ETF, Cultivar ETF, IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, the SMI 3Fourteen Full-Cycle Trend ETF and the SMI 3Fourteen REAL Asset Allocation ETF).

e)	Adviser	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as adviser to the Applied Finance Valuation Large Cap ETF).
f)	Adviser

Kingsbarn Capital Management, LLC, 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134 (records relating to its function as adviser to the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF (f/k/a Kingsbarn Tactical Inflation ETF)).

g)	Adviser	WealthTrust Asset Management, LLC, 4458 Legendary Drive, Suite 140, Destin, Florida 32541 (records relating to its function as adviser to the WealthTrust DBS Long Term Growth ETF).
h)	Adviser	Cultivar Capital, Inc., 421 E. Hickory Street, Suite 103, Denton, Texas 76201 (records relating to its function as adviser to the Cultivar ETF).
i)	Adviser

Tuttle Capital Management LLC, 155 Lockwood Rd., Riverside CT 06878 (records relating to its function as adviser to the Tuttle Capital 2X DBMF ETF, Tuttle Capital 2X All Innovation ETF, Tuttle Capital 2X Inverse All Innovation ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF, T-Rex 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Shareholders First Index ETF, Tuttle Capital Congressional Trading ETF, the T-Rex 2X Hedge ETFs, the Tuttle Option Income ETFs, the Put Write ETFs, the Opportunistic Trader ETF, the Covered Call ETFs, the Tuttle 2X Crypto ETFs and the Tuttle Capital AI Powered ETFs).

j)	Sub-Adviser	Laffer Tengler Investments, Inc., 103 Murphy Court, Nashville, TN 37203 (records relating to its function as sub-adviser to the LAFFER|TENGLER Equity Income ETF).
k)	Adviser

REX Advisers, LLC, 1241 Post Road, Second Floor, Fairfield, Connecticut 06824 (records relating to its function as adviser to the REX ETFs, REX FANG & Innovation Equity Premium Income ETF, REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, REX IncomeMax IBIT Strategy ETF, the REX Bitcoin Corporate Treasury Convertible Bond ETF and the REX-Osprey ETFs).

l)	Sub-Adviser	Brendan Wood TopGun Partnerships Inc., 15 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2 (records relating to its function as sub-adviser to the Brendan Wood TopGun ETF).
m)	Adviser

Tapp Finance, Inc., 3700 W. Lawton St., Seattle, Washington 98199 (records relating to its function as adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

n)	Sub-Adviser

Tuttle Capital Management, LLC, 155 Lockwood Rd., Riverside CT 06878 (relating to its function as sub-adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

o)	Adviser	IDX Advisors, LLC, 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016 (records relating to its function as adviser to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF).
p)	Adviser

3Fourteen & SMI Advisory Services, LLC, 4400 Ray Blvd., Columbus, Indiana 47203 (records relating to its function as adviser to the SMI 3Fourteen Full-Cycle Trend ETF and the SMI 3Fourteen REAL Asset Allocation ETF).

q)	Adviser	Brookmont Capital Management, LLC, 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225 (records relating to its function as adviser to the Brookmont Catastrophic Bond ETF).
r)	Sub-Adviser	King Ridge Capital Advisors, LLC (relating to its function as sub-adviser to the Brookmont Catastrophic Bond ETF).

s)	Sub-Adviser	[____________] (relating to its function as sub-adviser to the REX Bitcoin Corporate Treasury Convertible Bond ETF).

t)	Sub-Adviser	OT Advisors, LLC (relating to its function as sub-adviser to the Opportunistic Trader ETF).

u)	Custodian, Transfer Agency	Citibank, N.A., 390 Greenwich Street, 6th Floor, New York, New York 10013.
v)	Transfer Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
w)	Custodian	U.S. Bank, N.A., 425 Walnut St., Cincinnati, Ohio 45202.
x)	Administrator	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

y)	Distributor	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

z)	Fund Accountant	Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 223 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 18th day of February, 2025.

ETF OPPORTUNITIES TRUST

By:	/s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 223 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

*Mary Lou H. Ivey		Trustee	February 18, 2025

*Laura V. Morrison		Trustee	February 18, 2025

*Dr. David J. Urban		Trustee	February 18, 2025

/s/ Karen M. Shupe		Treasurer and Principal Executive Officer	February 18, 2025
Karen M. Shupe

/s/ Ann T. MacDonald		Assistant Treasurer and Principal Financial Officer	February 18, 2025
Ann T. MacDonald

*By:	/s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on January 6, 2025 (Accession No. 0001999371-25-000136)

EXHIBITS

(d)(4)	Sub-Advisory Agreement between Tidal Investments, LLC and Formidable Asset Management, LLC on behalf of the Formidable ETFs.

(d)(11)	Sub-Advisory Agreement between Tidal Investments, LLC and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF.

(d)(32)	Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF.

(d)(33)	Sub-Advisory Agreement between Brookmont Capital Management, LLC and King Ridge Capital Advisors, LLC on behalf of the Brookmont Catastrophic Bond ETF.

(d)(40)	Advisory Agreement between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF.

(d)(41)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF.

(e)(13)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Catastrophic Bond ETF.

(e)(17)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Put Write ETFs and the SMI 3Fourteen REAL Asset Allocation ETF.

(g)(15)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs.

(g)(20)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX IncomeMax IBIT Strategy ETF.

(g)(21)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF.

(g)(22)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF.

(g)(24)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF.

(h)(19)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Catastrophic Bond ETF.

(h)(24)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF.

(h)(44)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs.

(h)(49)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF.

(h)(50)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF.

(h)(53)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF.

(h)(54)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF.

(h)(66)	Fee Waiver Letter dated February 18, 2025 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF.

(h)(67)	Expense Limitation Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF.

(i)(41)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the SMI 3Fourteen SMI REAL Asset Allocation ETF.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen REAL Asset Allocation ETF.